                                 OLD WESTBURY
                                  FUNDS, INC.
               ------------------------------------------------

                                             Prospectus
                                             February 28, 2001


                                Bessemer Trust
                             ---------------------
                              INVESTMENT ADVISOR

                              OLD WESTBURY FUNDS, INC.

                                   Prospectus
                               February 28, 2001

                        Old Westbury Core Equities Fund
                     Old Westbury Capital Opportunity Fund
                        Old Westbury International Fund
                         Old Westbury Fixed Income Fund
                        Old Westbury Municipal Bond Fund

    As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    CONTENTS

Fund Goals, Strategies, Risks and Performance...............................   1
Summary of Fund Expenses....................................................  11
Principal Securities in Which the Funds Invest..............................  12
Specific Risks of Investing in the Funds....................................  22
What Do Shares Cost?........................................................  25
How Do I Purchase Shares?...................................................  25
How Do I Redeem Shares?.....................................................  27
How Do I Exchange Shares?...................................................  29
Account and Share Information...............................................  30
Who Manages the Funds?......................................................  31
Distribution of Fund Shares.................................................  33
Financial Information.......................................................  33

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

                 FUND GOALS, STRATEGIES, RISKS AND PERFORMANCE

    The Old Westbury Funds, Inc. offers five portfolios, including three equity funds and two income funds. The following describes the investment goals, strategies, and principal risks of each Fund. There can be no assurance that a Fund will achieve its goal.

    The investment objective of each Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. The investment strategies are not fundamental and may be changed without shareholder approval.

Equity Funds

  Old Westbury Core Equities Fund

    Goal: The Fund's goal is to seek above-average long-term capital appreciation.

    Strategy: The Fund invests in a diversified portfolio of large-sized companies that have potential for above-average earnings growth. The Fund seeks to invest primarily in companies which are traded on a recognized national stock exchange and which, in the Adviser's opinion, will be able to increase their net income by 15%-20% or more annually over a five year period. The Fund will also invest in "opportunistic" companies that the Adviser believes have strong earnings prospects for a limited time period as a result of an economic or new product cycle or company restructuring. The Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations of at least $4 billion.

    The Adviser uses a "growth" style of investing, seeking stocks with high earnings growth which, in the opinion of the Adviser, will lead to appreciation in stock price. Consistent with the Fund's fundamental investment objective, policies and restrictions, companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser may from time-to-time allocate a substantial portion of the Fund's securities to a small number of sectors (e.g. technology, consumer staples, consumer cyclical, health care and/or finance), or to a single sector.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

  Old Westbury Capital Opportunity Fund

    Goal: The Fund's goal is to seek capital appreciation.

    Strategy: The Fund seeks to achieve its goal by investing in a diversified portfolio of large, medium and, to a lesser extent, small companies which are traded on a recognized U.S. or Canadian stock exchange. The Fund seeks to invest in U.S. and, to a lesser extent, Canadian companies which, in the opinion of the Adviser, have either greater growth potential than is generally recognized and/or an attractive valuation relative to the industry sector or broader market. The Fund may also seek to invest in companies which, in the Adviser's opinion, will be able to increase their rate of growth as a result of a catalyst, such as new products, changes in consumer preferences, new management or changes in the economy.

    The Adviser uses a "growth at a reasonable price" style of investing, seeking stocks with relatively high earnings growth which, in the opinion of the Adviser, will lead to appreciation in stock price. Consistent with the Fund's fundamental investment objective, policies and restrictions, companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser may from time-to-time allocate a substantial portion of the Fund's securities to a small number of sectors (e.g. technology, consumer staples, consumer cyclical, health care and/or financial services), or to a single sector.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

  Old Westbury International Fund

    Goal: The Fund's goal is to seek long-term growth of capital.

    Strategy: The Fund invests in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which are listed on recognized foreign securities exchanges. The Fund will invest at least 65% of its assets in equity securities of companies representing at least three foreign countries. The Fund may invest 25% or more of its assets in the securities of a single country. The Fund may invest up to 50% of its assets in securities of companies in emerging market countries. Securities are selected for investment based upon the Adviser's analysis of (i) the economic prospects for a particular geographical region or country; (ii) the prospects of a particular industrial sector within the selected geographical area; and (iii) the prospects of a particular company within the selected industrial sector.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

Income Funds

  Old Westbury Fixed Income Fund

    Goal: The Fund's goal is to seek total return (consisting of current income and capital appreciation).

    Strategy: The Fund invests in a diversified portfolio of investment grade bonds and notes. The Fund will invest at least 65% of its total assets in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Adviser attempts to manage the Fund's "total return" (which includes both changes in principal value of the Fund's securities and income earned) by lengthening or shortening the average maturity of the Fund's securities according to whether the Adviser expects market interest rates to increase or decline.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

  Old Westbury Municipal Bond Fund

    Goal: The Fund's goal is to provide dividend income that is exempt from regular Federal income tax.

    Strategy: The Fund invests in a diversified portfolio of investment-grade municipal securities, which includes tax-free debt securities of states, territories and possessions of the U.S., and in political subdivisions and taxing authorities of these entities. At least 80% of the Fund's income from investments in municipal securities will be exempt from regular Federal income tax. Interest from the Fund's investments may be subject to the Federal alternative minimum tax for individuals and corporations.

    The Adviser may sell a portfolio security if it determines that the issuer's prospects have deteriorated or if it finds an attractive security which it deems to have superior risk and return characteristics to a security held by the Fund.

Principal Risks of the Funds

    Set forth below are risks specific to an investment in a particular Fund or Funds. For more information on these risks, see "Specific Risks of Investing in the Funds."

    In addition, all Funds are subject to the risk that a Fund's share price may decline and an investor could lose money. Therefore, it is possible to lose money investing in any of the Old Westbury Funds. Also, there is no assurance that a Fund will achieve its investment objective.

    The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Principal Risks of the Funds

                             Core     Capital                 Fixed
                           Equities Opportunity International Income Municipal
                             Fund      Fund         Fund       Fund  Bond Fund
                           -------- ----------- ------------- ------ ---------
Stock Market Risks(1)         X          X            X
------------------------------------------------------------------------------
Risks Related to Company
Size(2)                                  X
------------------------------------------------------------------------------
Risks of Foreign
Investing(3)                             X            X
------------------------------------------------------------------------------
Emerging Markets Risks(4)                             X
------------------------------------------------------------------------------
Interest Rate Risks(5)                                          X        X
------------------------------------------------------------------------------
Tax Risks(6)                                                             X
------------------------------------------------------------------------------
Prepayment Risks(7)                                             X
------------------------------------------------------------------------------
Futures and Options
Risks(8)                      X          X            X         X
------------------------------------------------------------------------------
Currency Risks(9)                                     X
------------------------------------------------------------------------------

(1)  The value of equity securities rise and fall.

(2) The smaller the capitalization of a company, generally, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

(3) Foreign economic, political or regulatory conditions may be less favorable than those of the United States.

(4) Investments in developing or emerging market securities are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economies.


(5) Prices of fixed income securities rise and fall in response to interest rate changes. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.

(6) Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in the federal or a state's tax law, could cause the interest received and distributed by the Fund to shareholders to be taxable.

(7) When interest rates decline, unscheduled prepayments of principal could accelerate and require the Fund to reinvest the proceeds of the prepayments at lower interest rates.

(8) The use of futures and options as hedging devices will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses to a Fund.

(9)  Exchange rates for currencies fluctuate daily.

Performance Bar Chart and Total Return--Core Equities Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Core Equitites Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Standard & Poors 500 Index is an unmanaged index which measures the performance of domestic stocks in all major industries. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.


Old Westbury Core Equities Fund (for calendar years ended December 31st)

                        [BAR CHART APPEARS HERE]

                         1999            28.15
                         2000           (10.53)


During the periods shown in the bar chart, the highest return for a quarter was 24.54% (quarter ended 12/31/99) and the lowest return for a quarter was (11.37)% (quarter ended 6/30/00).

Average Annual Total Returns            Past     Since
(for the calendar year ended 12/31/00)  One Year Inception*
-----------------------------------------------------------
Core Equities Fund                      (10.53)%   12.22%
-----------------------------------------------------------
S&P 500 Index                           (9.11)%    9.85%
-----------------------------------------------------------

*Inception date of 3/2/98.

Performance Bar Chart and Total Return--Capital Opportunity Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Capital Opportunity Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Russell 2500 Index is an unmanaged index generally representative of the performance of U.S. mid and small capitalization companies. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.


Old Westbury Capital Opportunity Fund (for calendar years ended December 31st)

                        [BAR CHART APPEARS HERE]

                         1998            (1.65)
                         1999            13.61
                         2000             6.62


During the periods shown in the bar chart, the highest return for a quarter was 22.90% (quarter ended 12/31/99) and the lowest return for a quarter was (18.67)% (quarter ended 9/30/98).

Average Annual Total Returns            Past     Since
(for the calendar year ended 12/31/00)  One Year Inception*
-----------------------------------------------------------
Capital Opportunity Fund                 6.62%     10.01%
-----------------------------------------------------------
Russell 2500 Index                       4.27%     12.97%
-----------------------------------------------------------

*Inception date of 2/28/97.

Performance Bar Chart and Total Return--International Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury International Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Morgan Stanley Capital International: Europe, Australia, and Far East ("MSCI EAFE") Index is an unmanaged index generally representative of the performance of international stock markets. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.


Old Westbury International Fund (for calendar years ended December 31st)

                        [BAR CHART APPEARS HERE]

                         1994           (11.26)
                         1995             2.37
                         1996            21.29
                         1997            (1.45)
                         1998            (1.14)
                         1999            29.20
                         2000           (10.28)


During the periods shown in the bar chart, the highest return for a quarter was 16.95% (quarter ended 12/31/98) and the lowest return for a quarter was (17.93)% (quarter ended 9/30/98).

Average Annual Total Returns            Past     Past    Since
(for the calendar year ended 12/31/00)  One Year 5 Years Inception*
-------------------------------------------------------------------
International Fund                      (10.28)%  6.50%     4.55%
-------------------------------------------------------------------
MSCI EAFE Index                         (14.17)%  7.13%     7.29%
-------------------------------------------------------------------

*Inception date of 10/22/93.

Performance Bar Chart and Total Return--Fixed Income Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Fixed Income Fund by showing changes in its performance from year to year and by comparing the Fund's performance to a broad-based securities index. The Lehman Brothers Government/Credit Total Index, is an unmanaged index composed of all bonds that are investment grade. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would be lower.


Old Westbury Fixed Income Fund (for calendar years ended December 31st)

                        [BAR CHART APPEARS HERE]

                         1999            (2.75)
                         2000            10.56


During the periods shown in the bar chart, the highest return for a quarter was 4.17% (quarter ended 12/31/00) and the lowest return for a quarter was (1.80)% (quarter ended 3/31/99).

Average Annual Total Returns                   Past     Since
(for the calendar year ended 12/31/00)         One Year Inception*
------------------------------------------------------------------
Fixed Income Fund                              10.56%   5.81%
------------------------------------------------------------------
Lehman Brothers Government/Credit Total Index  11.84%   6.13%
------------------------------------------------------------------

*Inception date of 3/12/98.

Performance Bar Chart and Total Return--Municipal Bond Fund

    The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Municipal Bond Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index. The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of performance of the tax-exempt bond market. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of dividends and distributions, if any. Without waivers/reimbursements, performance would have been lower.


Old Westbury Municipal Bond Fund (for calendar years ended December 31st)

                        [BAR CHART APPEARS HERE]

                         1999            (3.47)
                         2000            12.56

During the periods shown in the bar chart, the highest return for a quarter was 5.10% (quarter ended 12/31/00) and the lowest return for a quarter was (2.46)% (quarter ended 6/30/99).

Average Annual Total Returns            Past     Since
(for the calendar year ended 12/31/00)  One Year Inception*
-----------------------------------------------------------
Municipal Bond Fund                     12.56%   5.45%
-----------------------------------------------------------
Lehman Brothers Municipal Bond Index    11.69%   5.14%
-----------------------------------------------------------

*Inception date of 3/6/98.

                            SUMMARY OF FUND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                    Core     Capital     Inter-  Fixed  Municipal
                                  Equities Opportunity  national Income   Bond
                                    Fund      Fund        Fund    Fund    Fund
                                  -------- -----------  -------- ------ ---------
Shareholder Fees
 (Fees Paid Directly From
 Your Investment)
Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price).........................    None      None        None    None    None
Annual Fund Operating Expenses
 (1)
 Expenses That are Deducted
 From Fund Assets
Management Fee (2)..............    0.69%     0.65%(3)    0.74%   0.45%   0.45%
Distribution and Service (12b-1)
 Fee............................    0.25%     0.25%       0.25%   0.25%   0.25%
Other Expenses..................    0.34%     0.34%       0.38%   0.77%   0.56%
Total Annual Fund
 Operating Expenses.............    1.28%     1.24%       1.37%   1.47%   1.26%
-----------
(1) Although not contractually obligated to do so, the Adviser has agreed to waive and reimburse certain Other Expenses. Shown below are the net expenses of the Funds. The Adviser can terminate this voluntary waiver and/or reimbursement at any time.

 Waiver/Reimbursement of Fund
  Expenses......................    0.19%     0.01%       0.03%   2.11%   1.00%
 Total Actual Annual Fund
  Operating Expenses (After
  Waivers and Reimbursements)...    1.23%     1.38%       1.43%   1.05%   1.05%

(2) The Adviser voluntarily waived a portion of the management fee for the Fixed Income Fund and the Municipal Bond Fund. The Adviser can terminate this voluntary waiver at any time. The management fees paid (after the voluntary waiver) were 0.03% and 0.24% for the Fixed Income and Municipal Bond Funds, respectively, for the fiscal year ended October 31, 2000.

(3) As of February 28, 2001, the Management Fee of the Capital Opportunity Fund decreased by .10%. The Fee Table has been modified to reflect this change.

Example

    This Example is intended to help you compare the cost of investing in each Fund's Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's shares operating expenses are before waivers and reimbursements as estimated in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    Core     Capital    Inter-  Fixed  Municipal
                                  Equities Opportunity national Income   Bond
                                    Fund      Fund       Fund    Fund    Fund
                                  -------- ----------- -------- ------ ---------
1 Year...........................  $  130    $  126     $  139  $  150  $  128
3 Years..........................  $  406    $  393     $  434  $  465  $  400
5 Years..........................  $  702    $  681     $  750  $  803  $  692
10 Years.........................  $1,545    $1,500     $1,646  $1,757  $1,523

                 PRINCIPAL SECURITIES IN WHICH THE FUNDS INVEST

Equity Securities

    Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. Funds purchasing equity securities cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

    The following describes the principal type of equity securities in which a Fund may invest, where that security has been referred to in the Fund's strategy section.

  Common Stocks

  Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Fixed Income Securities

    Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

    A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. Securities with higher risks generally have higher yields.

    The following describes the principal types of fixed income securities in which a Fund may invest, where that security has been referred to in the Fund's strategy section.

  Treasury Securities

    Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

  Agency Securities

    Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a GSE) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

    A Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

  Corporate Debt Securities

    Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

    In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

  Commercial Paper

    Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

  Demand Instruments

    Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

  Mortgage Backed Securities

    Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments from the underlying mortgages. As a result, the holders assume all the risks of the underlying mortgages.

  Collateralized Mortgage Obligations (CMOs)

    CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

  Floaters and Inverse Floaters

    Floaters and inverse floaters allocate interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

  Bank Instruments

    Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Tax Exempt Securities

    Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

    The following describes the principal types of fixed income securities in which a Fund may invest, where that security has been referred to in the Fund's strategy section.

  General Obligation Bonds

    General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

  Special Revenue Bonds

    Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

  Private Activity Bonds

    Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

    The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). A Fund investing in private activity bonds may be subject to AMT.

  Tax Increment Financing Bonds

    Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

  Municipal Notes

    Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

  Variable Rate Demand Instruments

    Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

  Municipal Leases

    Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

    A Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities are certificates of participation
(COPs). However, the Fund may also invest directly in individual leases.

Foreign Securities

    Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

 .   it is organized under the laws of, or has a principal office located in, another country;

 .   the principal trading market for its securities is in another country; or

 .   it (or its subsidiaries) derived in its most current fiscal year at least
    50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

    Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

  Depositary Receipts

    Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Derivative Contracts

    Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

    Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

    For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

    A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

    Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to interest rate and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

    The Funds may trade in the following types of derivative contracts.

  Futures Contracts

    Futures contracts are obligations to provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

    The Funds may buy and sell the following types of futures contracts: financial futures and stock index futures.

  Options

    Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

    A Fund may:

  . Buy call options on individual securities and futures contracts in anticipation of an increase in the value of the underlying asset;

  . Buy put options on individual securities and futures contracts in anticipation of a decrease in the value of the underlying asset; and

  .   Buy or write options to close out existing options positions.

    A Fund may also write call options on individual securities and futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, a Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

    A Fund may also write put options on individual securities and futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

    When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

  Hedging

    Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.

                       OTHER INFORMATION ABOUT THE FUNDS

Temporary Defensive Investments

    To minimize potential losses and maintain liquidity necessary to meet shareholder redemptions during adverse market conditions, each of the Old Westbury Funds may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.). This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment objective.

Investments in Other Investment Companies

    The Funds may invest their assets in securities of other investment companies as an efficient means of carrying out their investment policies. Investment companies incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses.

Portfolio Turnover

    The Funds do not intend to invest for the purpose of seeking short-term profits. Securities will be sold without regard to the length of time they have been held when the Funds' Adviser believes it is appropriate to do so in light of each Fund's investment objective. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to that Fund's shareholders, are taxable to them.

                    SPECIFIC RISKS OF INVESTING IN THE FUNDS

Stock Market Risks

    The Equity Funds are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks have greater volatility than debt securities. While greater volatility increases risks, it offers the potential for greater reward.

Risks Relating to Company Size

    Stock market risk is also related to the size of the company issuing stock. Companies may be categorized as having a small, medium, or large capitalization (market value). The potential risks are higher with small- and medium-capitalization companies and lower with large-capitalization companies. Therefore, you should expect that investments in the Capital Opportunity Fund will be more volatile than broad stock market indices such as the S&P 500 or funds that invest exclusively in large-capitalization companies.

Risks of Foreign Investing

    Foreign securities pose additional risks over U.S.-based securities for a number of reasons. Because the International Fund invests primarily in foreign securities, and the Capital Opportunity Fund can invest in Canadian securities, these factors may adversely affect the value of an investment in these Funds. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, taxation policies, currency exchange rates and regulations, and accounting standards. The International Fund and the Capital Opportunity Fund may incur higher costs and expenses when making foreign investments, which will affect the Funds' total return.

    Foreign securities may be denominated in foreign currencies. Therefore, the value of a Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the International Fund and the Capital Opportunity Fund value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. Therefore, the Funds may be exposed to currency risks over an extended period of time.

Currency Risks

    Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

    The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Emerging Market Securities Risks

    The International Fund may invest up to 50% of its assets in developing or emerging market securities. Investments in developing or emerging market securities are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation.

Interest Rate Risks

    Risks of fixed income securities will affect the Income Funds.

    Prices of fixed-rate debt securities generally move in the opposite direction of interest rates. The interest payments on fixed-rate debt securities do not change when interest rates change. Therefore, since the price of these securities can be expected to decrease when interest rates increase, the value of investments in a Fund may go down. Although the Adviser attempts to anticipate interest rate movements, there is no guarantee that it will be able to do so.

    Fixed income securities may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. You can expect the net asset value of a Fund to fluctuate accordingly.

    Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer's ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of a Fund holding the security to go down.

    Fixed income securities may also be subject to call risk. If interest rates decline, an issuer may repay (or "call") a debt security held by a Fund prior to its maturity. If this occurs, the Adviser may have to reinvest the proceeds in debt securities paying lower interest rates. If this happens, a Fund may have a lower yield.

    In addition, the Fixed Income Fund may invest in "inverse floaters," which are a form of "derivative" debt security, and whose price may be subject to extreme fluctuation in the event of interest rate movements.

Municipal Securities Risks

    An investment in the Municipal Bond Fund will be affected by municipal securities risks. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Prepayment Risks

    An investment in the Fixed Income Fund will be subject to asset-backed and mortgage-backed securities risks which includes prepayment when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. The Fund's yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities.

    Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Investment Ratings

    Some securities in which the Income Funds invest will be rated in the lowest investment grade category (e.g. BBB or Baa). Securities rated BBB by Standard and Poor's or Baa by Moody's Investors Service, Inc. have speculative characteristics. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparable rated securities. If a security is downgraded, the Adviser will re-evaluate the security and determine whether or not the security is an acceptable investment.

Futures and Options Risks

    The Funds may use financial and stock index futures and options primarily to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions. Similarly, the International Fund may also use foreign currency futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in foreign currency rates. The successful use of futures, options and other derivative instruments is based on the Adviser's ability to correctly anticipate market movements. When the direction of the prices of a Fund's securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, a Fund could lose money.

                              WHAT DO SHARES COST?

    You can buy shares of a Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. NAV is determined at the end of regular trading (normally 4 p.m., Eastern time) each day the NYSE is open. Your purchase order must be received in proper form (as described in the prospectus) by 4:00 p.m. (Eastern time) in order to receive that day's NAV.

    Each Fund's NAV is computed by dividing the value of the Fund's net assets (i.e., the value of a Fund's securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued in such manner as the Board of Directors, in good faith, deems appropriate to reflect their fair value. Since the International Fund has portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the NAV for the International Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

    To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In special circumstances, these minimums may be waived or lowered at the Funds' discretion.

                           HOW DO I PURCHASE SHARES?

    Shares of each Fund may be purchased by mail or by wire through the Distributor (BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services) or through a Shareholder Servicing Agent or Broker-Dealer that has an agreement with the Distributor or with the Adviser (an "Authorized Dealer").

    If you purchase shares directly from the Distributor, your account will be maintained by the transfer agent of the Funds, BISYS Fund Services Ohio, Inc. (the "Transfer Agent"). For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200.

 By Mail

    Through an Authorized Dealer

    Contact your Authorized Dealer for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing.

    Through the Distributor

  .   Complete the Purchase Application which accompanies this Prospectus;
      and

  .   Mail it together with a check payable to name of the Fund to:

      Old Westbury Funds, Inc.
      P.O. Box 180267
      Columbus, OH 43218-2067

    Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder's account number must be clearly marked on the check to ensure proper credit.

    Subsequent investments may also be made by sending a check with the detachable coupon that regularly accompanies the confirmation of a previous transaction.

 By Wire

    Investments may be made directly through the use of wire transfers of Federal funds. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor.

    Through an Authorized Dealer

    Contact your Authorized Dealer for instructions.

    Through the Distributor

    If you do not have a relationship with an Authorized Dealer, you may purchase shares directly from the Distributor by Federal funds wire.

    Investors making initial investments by wire must promptly complete the Purchase Application accompanying this Prospectus and forward it to the Transfer Agent. No Purchase Application is required for subsequent investments.

    Complete applications should be directed to:

  Old Westbury Funds, Inc.
  P.O Box 180267
  Columbus, OH 43218-2067

    Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

                            HOW DO I REDEEM SHARES?

    Shares of each Fund may be redeemed by mail or by wire through an Authorized Dealer or through the Transfer Agent.

    Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV.

    Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day's NAV. Redemption proceeds will normally be mailed the following business day, but in no event more than seven days, after the request is made.

 By Telephone

    Through your Authorized Dealer

    Contact your Authorized Dealer for complete instructions. Your Authorized Dealer may accept your redemption request if you have previously elected this service. See "Additional Conditions" for information regarding telephone transactions.

  Through the Transfer Agent

    For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

 By Mail

  Through your Authorized Dealer

    Send a letter to your Authorized Dealer, indicating your name, the Fund name, your account number, and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

    Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

  Through the Transfer Agent

    For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

  Old Westbury Funds, Inc.
  P.O. Box 180267
  Columbus, OH 43218-2067

    For additional assistance, call (800) 607-2200.

 Additional Conditions

Signature Guarantees

    You must have a signature guarantee on written redemption requests:

  .   when you are requesting a redemption of $50,000 or more;

  . when you want a redemption to be sent to an address other than the one you have on record with the Fund;

  . when you want the redemption payable to someone other than the shareholder of record;

  . when your account address has changed within the last 10 business days;

  . when the redemption proceeds are being transferred to another Fund account with a different registration; or

  . when the redemption proceeds are being wired to bank instructions currently not on your account.

    A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Limitations on Redemption Proceeds

    Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

  .   to allow your purchase payment to clear;

  .   during periods of market volatility; or

  . when a shareholder's trade activity or amount adversely impacts a Fund's ability to manage its assets; or

  . during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the SEC, or by other order of the SEC.

    You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

Verifying Telephone Transactions

    The Funds make every effort to insure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

                           HOW DO I EXCHANGE SHARES?

    You may exchange shares of a Fund for shares of any of the other Funds offered in this prospectus free of charge, provided you meet the $1,000 minimum investment requirement. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days' written notice prior to any modification of this exchange privilege. See "Additional Conditions--Verifying Telephone Transactions" for information regarding exchanging shares by telephone.

    Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 180267, Columbus OH 43218-2067 or by calling 1-800-607-2200.
Please provide the following information:

  .   your name and telephone number

  .   the exact name on your account and account number

  .   taxpayer identification number (usually your Social Security number)

  .   dollar value or number of shares to be exchanged

  .   the name of the Fund from which the exchange is to be made

  .   the name of the Fund into which the exchange is being made.

                         ACCOUNT AND SHARE INFORMATION

Confirmations and Account Statements

    You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

Dividends and Capital Gains

    Dividends (if any) are paid to shareholders invested in the Funds on the record date. Dividends from net investment income are declared and paid semi-annually for the Fixed Income and Municipal Bond Funds and annually for the Core Equities, Capital Opportunity and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares unless you elect cash payments.

    If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Tax Information

    The Funds send you an annual statement of your account activity to assist you in completing your Federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; exempt-interest dividends are exempt from regular Federal income tax and, capital gains dividends are taxable at long-term capital gains rates. Redemptions and exchanges are taxable sales and any gain recognized will be taxable to you generally as capital gains.

    Fund distributions for Core Equities Fund, Capital Opportunity Fund and International Fund are expected to be primarily capital gains. Fund distributions for the Fixed Income Fund are expected to be primarily dividends. Fund distributions from Municipal Bond Fund are expected to be primarily exempt-interest dividends (see below for further details). Please consult your tax adviser regarding your Federal, state, and local tax liability.

 Municipal Bond Fund

    The Fund sends you a timely statement of your account activity to assist you in completing your Federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from Federal income tax, although a portion of the Fund's dividends may not be exempt. Whether or not dividends are exempt from federal income tax, they may be subject to state and local taxes. You may have to include certain dividends as taxable income if the Federal alternative minimum tax applies to you. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales.

                             WHO MANAGES THE FUNDS?

    The Board of Directors governs the Funds. The Board selects and oversees the Adviser, Bessemer Trust Company, N.A. ("Bessemer"). The Adviser manages the Funds' assets, including buying and selling portfolio securities. The Adviser's address is 630 Fifth Avenue, New York, New York 10111.

    The Adviser is a subsidiary of The Bessemer Group, Incorporated. The Adviser, and other subsidiaries of The Bessemer Group, Incorporated, advise or provide investment, fiduciary and personal banking services to approximately 1,406 clients with total assets under supervision of over $32.94 billion as of December 31, 2000.

    For its services under an Advisory Contract, the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

                                             First $100 Second $100   Average
                                             million of million of   net assets
                                              average     average    exceeding
                                             net assets net assets  $200 million
                                             ---------- ----------- ------------
Core Equities Fund..........................   0.70%       0.65%       0.60%
Capital Opportunity Fund....................   0.70%       0.65%       0.60%
International Fund..........................   0.80%       0.75%       0.70%
Fixed Income Fund...........................   0.45%       0.40%       0.35%
Municipal Bond Fund.........................   0.45%       0.40%       0.35%

    For the fiscal year ended October 31, 2000, the Funds each paid advisory fees as a percentage of its average net assets as follows: 0.69% Core Equities Fund; 0.75% Capital Opportunity Fund (paid pursuant to previous contractual fee arrangement); 0.74% International Fund; 0.03% Fixed Income Fund; and 0.24% Municipal Bond Fund.

    Mr. John D. Chadwick, Managing Director of Bessemer and Portfolio Manager, is primarily responsible for the day-to-day investment management of Core Equities Fund. Mr. Chadwick has managed the Fund since its inception. Prior to joining Bessemer in 1994, Mr. Chadwick served as Senior Vice President and Senior Portfolio Manager at Kidder Peabody & Co. from 1985 through 1994 where he started the Equity Income Fund and managed certain index funds. Mr. Chadwick received a B.A. in Economics from Harvard University and an M.B.A. in Industrial Management from the Wharton School of Finance & Commerce of the University of Pennsylvania.

    Ms. Yun Jae Chung, Managing Director of Bessemer and Portfolio Manager, has been primarily responsible for the day-to-day investment management of Capital Opportunity Fund since May, 2000. Prior to joining Bessemer in 1995, she was a research analyst at NatWest Securities USA. Ms. Chung first served as a Research Assistant at County NatWest Securities, USA during the years 1989 through 1991. From 1988 to 1989, Ms. Chung was an Assistant with D.H. Blair & Company. She received her Bachelor of Arts degree from Rutgers College in 1988. Ms. Chung is an active member of the Bank and Finance Analysts Association and the Association for Insurance and Financial Analysts.

    Ms. Hermione Davies, Managing Director of Bessemer and Portfolio Manager, is in charge of Bessemer's International Equity Investments and is primarily responsible for the day-to-day investment management of International Fund. Ms. Davies has managed the Fund since July, 1998. She is a member of the Bessemer Investment Policy and Strategy Committee. Prior to joining Bessemer in 1986, Ms. Davies was with Guinness Mahon and Co. Ltd., responsible for Japanese investments and management of the offshore unit trust Pacific Fund. Ms. Davies holds a B.A. from Oxford University in 1981 and a postgraduate Diploma in Economics from Birkbeck College, University of London in 1984.

    Mr. Harold S. Woolley, Managing Director of Bessemer and Portfolio Manager, is primarily responsible for the day-to-day investment management of Fixed Income Fund. Mr. Woolley has managed the Fund since its inception. Mr. Woolley has headed the fixed income investments group at Bessemer, N.A. since 1985. Prior to joining Bessemer in 1985, Mr. Woolley was a managing director and head of fixed income investments for the Equitable Investment Management Corp. and a Vice President of the Equitable Life Assurance Society of the U.S. Mr. Woolley graduated with an A.B. from Bucknell University, and holds an M.B.A. from the Amos Tuck School of Graduate Business, Dartmouth College. Mr. Woolley is a Chartered Financial Analyst.

    Mr. Bruce A. Whiteford, Managing Director of Bessemer and Portfolio Manager, is primarily responsible for the day-to-day investment management of Municipal Bond Fund. Mr. Whiteford has managed the Fund since its inception. Prior to joining Bessemer in 1996, Mr. Whiteford oversaw $5 billion in fixed income investments as Vice President, Manager--U.S. Fixed Income Funds Group, Chase Asset Management, a division of Chase Manhattan Bank, N.A. from 1986 to 1996. Mr. Whiteford graduated from the University of South Carolina with a B.S. in Finance.

                          DISTRIBUTION OF FUND SHARES

    The Funds' Board of Directors has adopted a Rule 12b-1 distribution and service plan on behalf of each Fund (the "Plans") and, pursuant to the Plans, each Fund and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement. Each Fund has also entered into a Shareholder Servicing Agreement with the Adviser.

    Under the Distribution Agreements, the Distributor serves as distributor of the Funds' shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Funds' shares provided that any orders will not be binding on the Funds until accepted by the Funds as principal. The Distribution Agreements also provide that the Distributor may receive reimbursements of up to .10% per annum of each Fund's average daily net assets for distribution and marketing expenses. Such fees would be paid out of the Fund's assets and over time the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    Under Shareholder Servicing Agreements, the Distributor and the Adviser each are permitted to receive up to a total of .25% per annum of each Fund's average daily net assets (the "Shareholder Servicing Fee") to permit them to make payments to third parties for providing shareholder services. In addition, the Adviser, under its Shareholder Servicing Agreements, is permitted to receive a Shareholder Servicing Fee to compensate it for providing shareholder services. The total Shareholder Servicing Fee in the aggregate will not exceed 0.25% per annum of the average daily net assets of a Fund. The maximum amount payable under the Plans is 0.35% per annum of the average net assets of each Fund.

    The Plans and the Shareholder Servicing Agreements also provide that the Adviser or the Distributor may make payments from time to time from their own resources (which may include the advisory fees of the Adviser) and past profits for certain enumerated purposes.

                             FINANCIAL INFORMATION

Financial Highlights

    The following financial highlights are intended to help you understand each Fund's financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.

    This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' audited financial statements, is included in the Annual Report which is available upon request free of charge.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
October 31, 2000
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                   Net realized
                                       and
                                    unrealized
             Net asset    Net     gain/(loss) on            Distributions Distributions
  Period      value,   investment  investments,  Total from   from net      from net
   ended     beginning  income/    and foreign   investment  investment     realized        Total
October 31,  of period   (loss)     currencies   operations    income         gains     distributions
-----------  --------- ---------- -------------- ---------- ------------- ------------- -------------
Core Equities Fund
2000          $12.99     (0.06)        1.92         1.86           --            --            --
1999          $10.01     (0.03)        3.02         2.99        (0.01)           --         (0.01)
1998 (a)(f)   $10.00     (0.01)        0.02         0.01           --            --            --
Capital Opportunity Fund
2000          $11.31      0.11         2.65         2.76        (0.03)           --         (0.03)
1999          $10.63      0.04         0.64         0.68           --            --            --
1998          $11.82     (0.07)       (1.12)       (1.19)          --            --            --
1997 (b)(f)   $10.00     (0.06)        1.88         1.82           --            --            --
International Fund
2000          $12.24      0.06        (0.25)       (0.19)       (0.16)           --         (0.16)
1999          $ 9.74      0.14         2.61         2.75        (0.25)           --         (0.25)
1998          $11.75      0.14        (1.25)       (1.11)       (0.18)        (0.72)        (0.90)
1997          $11.16      0.12         0.62         0.74        (0.15)           --         (0.15)
1996          $ 9.80      0.13         1.37         1.50        (0.14)           --         (0.14)
Fixed Income Fund
2000          $10.07      0.52         0.10         0.62        (0.56)           --         (0.56)
1999          $10.93      0.48        (0.75)       (0.27)       (0.51)        (0.08)        (0.59)
1998 (c)(f)   $10.00      0.28         0.65         0.93           --            --            --
Municipal Bond Fund
2000          $ 9.92      0.39         0.46         0.85        (0.42)           --         (0.42)
1999          $10.62      0.31        (0.65)       (0.34)       (0.32)        (0.04)        (0.36)
1998 (d)(f)   $10.00      0.21         0.41         0.62           --            --            --
-----------------------------------------------------------------------------------------------------

 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) For the period from March 2, 1998 (commencement of operations) to October 31, 1998.
(b) For the period from February 28, 1997 (commencement of operations) to October 31, 1997.
(c) For the period from March 12, 1998 (commencement of operations) to October 31, 1998.
(d) For the period from March 6, 1998 (commencement of operations) to October 31, 1998.
(e) Annualized.
(f) Per share values calculated using average shares outstanding.

--------------------------------------------------------------------------------

                              Ratios to Average
                                 Net Assets
                              -----------------
                                                                    Net
 Net                                                              assets,
asset                          Net                      Net        end of
value,                      investment               investment    period  Portfolio
end of   Total     Net       income/        Net       income/       (000   turnover
period  return*  Expenses     (loss)     Expenses**   (loss)**    omitted)   rate
------  -------  --------   ----------   ----------  ----------   -------- ---------
$14.85   14.3%    1.28%       (0.50%)      1.28%       (0.50%)    $171,308   121%
$12.99   29.9%    1.23%       (0.41%)      1.42%       (0.60%)    $ 84,566   116%
$10.01    0.1%    1.25%(e)    (0.03%)(e)   2.23%(e)    (1.01%)(e) $ 33,164    56%
$14.04   24.4%    1.34%        1.00%       1.34%        1.00%     $370,240   126%
$11.31    6.4%    1.38%        0.12%       1.40%        0.10%     $205,919   102%
$10.63  (10.1%)   1.48%       (0.57%)      1.57%       (0.66%)    $113,825   140%
$11.82   18.2%    1.50%(e)    (0.79%)(e)   2.58%(e)    (1.87%)(e) $ 51,528    46%
$11.89   (1.6%)   1.37%        0.49%       1.37%        0.49%     $450,325   103%
$12.24   28.8%    1.43%        0.80%       1.46%        0.77%     $226,072   160%
$ 9.74  (10.2%)   1.49%        1.27%       1.53%        1.23%     $123,232   129%
$11.75    6.6%    1.50%        0.98%       1.52%        0.96%     $173,793    58%
$11.16   15.5%    1.50%        1.19%       1.52%        1.17%     $135,794    55%
$10.13    6.5%    1.05%        5.66%       1.47%        5.24%     $ 18,105    28%
$10.07   (2.7%)   1.05%        4.96%       3.16%        2.85%     $  9,208    83%
$10.93    9.3%    1.05%(e)     4.48%(e)    7.13%(e)    (1.60%)(e) $  5,599    30%
$10.35    8.8%    1.05%        4.03%       1.26%        3.82%     $ 25,542   106%
$ 9.92   (3.3%)   1.05%        3.50%       2.05%        2.50%     $ 19,484    96%
$10.62    6.2%    1.05%(e)     3.40%(e)    3.95%(e)     0.50%(e)  $ 11,050    40%
------------------------------------------------------------------------------------

                        OLD WESTBURY CORE EQUITIES FUND
                     OLD WESTBURY CAPITAL OPPORTUNITY FUND
                        OLD WESTBURY INTERNATIONAL FUND
                         OLD WESTBURY FIXED INCOME FUND
                        OLD WESTBURY MUNICIPAL BOND FUND

                       Portfolios of Old Westbury Funds, Inc.

    A Statement of Additional Information (SAI) dated February 28, 2001 is incorporated by reference into this prospectus. Additional information about each Fund's investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund's performance during their last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Reports and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-607-2200.


Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:
Public Reference Room in Washington, D.C. (For information about their operation, call 1-202-942-8090.)

By mail:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:
www.sec.gov

By electronic request:
publicinfo@sec.gov.
(The SEC charges a fee to copy any documents.)

Investment Company Act file no. 811-7912

                                       NOTES

                                       NOTES

                                       NOTES

Distributor:
BISYS Fund Services Limited Partnership (d/b/a BISYS Fund Services)
                                        ---------------------------
P.O. Box 180267
Columbus, OH 43218-2067

Administrator:
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219